Exhibit 10.24

Supplementary Agreement to Exclusive Option Agreement

This Supplementary Agreement to Exclusive Option Agreement (this “Supplementary Agreement”) is executed by and among the following Parties as of May 10, 2010 in Beijing, People’s Republic of China (“PRC”):

Party A:       ChinaCache Network Technology (Beijing) Co., Ltd., a wholly owned foreign enterprise incorporated and existing under the laws of the PRC;

Party B:       Huiling Ying, a citizen of PRC with Chinese Identification No.:           ; and

Party C:       Beijing Jingtian Technology Co., Ltd., a wholly owned foreign enterprise incorporated and existing under the laws of the PRC.

In this Supplementary Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

A.                Party B holds 50% of the equity interest in Party C;

B.               The Parties entered into an Exclusive Option Agreement on July 31, 2008 (the “Exclusive Option Agreement”), according to which, Party B irrevocably granted Party A an option to purchase from Party B all or part of the equity interest of Party C held by Party B to the extent permitted by the PRC laws (the “Equity Interest Purchase Option”);

C.                  Party A is a wholly-owned subsidiary of ChinaCache International Holdings Ltd. (“ChinaCache”) in Beijing, China;

D.                 Party A and Party B executed a Loan Agreement on July 31, 2008 (the “Loan Agreement”), according to which, Party A provides a loan of RMB50,000 to Party B (the “Loan”) for the latter’s acquisition of the equity interest of Party C and the business development of Party C. ChinaCache, Party A and Party B entered into an Agreement on May 10, 2010, according to which, since January 1, 2010, ChinaCache agrees to provide financial support, either by itself or through Party A, as needed by the Party C to Party B in ways permitted by the PRC laws and regulations (“Financial Support”) for the development of the Party C’s business.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.                                                 Section 2.1.7 of the Exclusive Option Agreement provides: “Without the prior written consent of Party A, Party C shall not provide any person with any loan or credit.”  The Parties hereby agree to amend this Section 2.1.7 to: “Party C shall not provide any person with any loan or credit.”  If, before

1

the execution of this Supplementary Agreement, Party C has provided loan or credit to any person with Party A’s consent, Party C shall cause the borrower of such loan or credit to repay such loan or credit immediately after the execution of this Supplementary Agreement.

2.                                                 Section 2.1.13 of the Exclusive Option Agreement provides: “Without the prior written consent of Party A, Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders.” The Parties hereby agree to amend this Section 2.1.13 to: “Without the prior written consent of Party A, Party C shall not in any manner distribute dividends to its shareholders; if upon Party A’s written request, Party C distributes all or part of its distributable profits to its shareholders, then Party B shall provide such profits as received to Party A in ways permitted by the PRC laws.”

3.                                                 Section 1.3 of the Exclusive Option Agreement provides: “The purchase price for the Optioned Interest shall be RMB10 (“Base Purchase Price”).  If an appraisal is required by the laws of China applicable to the Equity Interest Purchase Option when exercised by Party A, the parties shall determine such based on the principle of good faith, and shall make necessary adjustment to the purchase price based on the appraisal to comply with any applicable PRC laws (collectively, the “Equity Interest Purchase Price”)” The Parties hereby agree to amend this Section 1.3 to: “The purchase price of the Optioned Interests (the “Equity Interest Purchase Price”) shall equal to the sum of the amount of outstanding loan provided under the Loan Agreement between Party A and Party B and the amount of outstanding Financial Support provided by Party A as requested by ChinaCache (if any), and the Equity Interest Purchase Price can be off-set by the amount of outstanding loan and Financial Support payable by Party B.  If an appraisal to Party C’s equity interest is required under the PRC laws upon Party A’s exercise of the Equity Interest Purchase Option, the Equity Interest Purchase Price shall be determined by the appraisal result in accordance with PRC laws; if the after-appraisal Equity Interest Purchase Price obtained by Party B is higher than the sum of the outstanding loans under the Loan Agreement and the outstanding Financial Support provided by Party A as requested by ChinaCache, then Party B agrees to provide such excessive amount to Party A in ways permitted by the PRC laws.”

Section 1.5 of the Exclusive Option Agreement provides: “Upon exercise of the Equity Interest Purchase Option by Party A, if Party B as borrower has not fully repaid to Party A the loan under the Loan Agreement, the outstanding amount of the loan owed by Party B to Party A shall be used to make payment of the Equity Interest Purchase Price, in which case Party A shall not be required to pay any additional Equity Interest Purchase Price to Party B, and Party B’s outstanding loan shall be cancelled.”  The Parties hereby agree to amend this Section 1.5 to: “Upon exercise of the Equity Interest Purchase Option by Party A, Party A may elect to make payment of the Equity Interest Purchase Price by cancelling the outstanding amount of loan owed by Party B to Party A and outstanding Financial Support provided

2

by Party A to Party B as requested by ChinaCache (if any), in which case Party A shall not be required to pay any additional Equity Interest Purchase Price to Party B, and Party B’s outstanding loan and Financial Support (if any) shall be cancelled.”

4.                                                 This Supplementary Agreement is effective as of January 1, 2010.

3

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Supplementary Agreement as of the date first above written.

Party A: ChinaCache Network Technology (Beijing) Co., Ltd.

By:	/s/ Song Wang
Name: Song Wang
Title: Legal Representative

Party B: Huiling Ying

By:	/s/ Huiling Ying

Party C: Beijing Jingtian Technology Co., Ltd.

By:	/s/ Xinxin Zheng
Name: Xinxin Zheng
Title: Legal Representative

Supplementary Agreement to Exclusive Option Agreement

This Supplementary Agreement to Exclusive Option Agreement (this “Supplementary Agreement”) is executed by and among the following Parties as of May 10, 2010 in Beijing, People’s Republic of China (“PRC”):

Party A:       ChinaCache Network Technology (Beijing) Co., Ltd., a wholly owned foreign enterprise incorporated and existing under the laws of the PRC;

Party B:       Xinxin Zheng, a citizen of PRC with Chinese Identification No.:           ; and

Party C:       Beijing Jingtian Technology Co., Ltd., a wholly owned foreign enterprise incorporated and existing under the laws of the PRC.

In this Supplementary Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

A.     Party B holds 50% of the equity interest in Party C;

B.     The Parties entered into an Exclusive Option Agreement on July 31, 2008 (the “Exclusive Option Agreement”), according to which, Party B irrevocably granted Party A an option to purchase from Party B all or part of the equity interest of Party C held by Party B to the extent permitted by the PRC laws (the “Equity Interest Purchase Option”);

C.      Party A is a wholly-owned subsidiary of ChinaCache International Holdings Ltd. (“ChinaCache”) in Beijing, China;

D.      Party A and Party B executed a Loan Agreement on July 31, 2008 (the “Loan Agreement”), according to which, Party A provides a loan of RMB50,000 to Party B (the “Loan”) for the latter’s acquisition of the equity interest of Party C and the business development of Party C. ChinaCache, Party A and Party B entered into an Agreement on May 10, 2010, according to which, since January 1, 2010, ChinaCache agrees to provide financial support, either by itself or through Party A, as needed by the Party C to Party B in ways permitted by the PRC laws and regulations (“Financial Support”) for the development of the Party C’s business.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.                Section 2.1.7 of the Exclusive Option Agreement provides: “Without the prior written consent of Party A, Party C shall not provide any person with any loan or credit.”  The Parties hereby agree to amend this Section 2.1.7 to: “Party C shall not provide any person with any loan or credit.”  If, before the execution of this Supplementary Agreement, Party C has provided loan or credit to any person with Party A’s consent, Party C shall cause the borrower of such loan or credit to repay such loan or credit immediately after the execution of this Supplementary Agreement.

2.                Section 2.1.13 of the Exclusive Option Agreement provides: “Without the prior written consent of Party A, Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders.” The Parties hereby agree to amend this Section 2.1.13 to: “Without the prior written consent of Party A, Party C shall not in any manner distribute dividends to its shareholders; if upon Party A’s written request, Party C distributes all or part of its distributable profits to its shareholders, then Party B shall provide such profits as received to Party A in ways permitted by the PRC laws.”

3.                Section 1.3 of the Exclusive Option Agreement provides: “The purchase price for the Optioned Interest shall be RMB10 (“Base Purchase Price”).  If an appraisal is required by the laws of China applicable to the Equity Interest Purchase Option when exercised by Party A, the parties shall determine such based on the principle of good faith, and shall make necessary adjustment to the purchase price based on the appraisal to comply with any applicable PRC laws (collectively, the “Equity Interest Purchase Price”)” The Parties hereby agree to amend this Section 1.3 to: “The purchase price of the Optioned Interests (the “Equity Interest Purchase Price”) shall equal to the sum of the amount of outstanding loan provided under the Loan Agreement between Party A and Party B and the amount of outstanding Financial Support provided by Party A as requested by ChinaCache (if any), and the Equity Interest Purchase Price can be off-set by the amount of outstanding loan and Financial Support payable by Party B.  If an appraisal to Party C’s equity interest is required under the PRC laws upon Party A’s exercise of the Equity Interest Purchase Option, the Equity Interest Purchase Price shall be determined by the appraisal result in accordance with PRC laws; if the after-appraisal Equity Interest Purchase Price obtained by Party B is higher than the sum of the outstanding loans under the Loan Agreement and the outstanding Financial Support provided by Party A as requested by ChinaCache, then Party B agrees to provide such excessive amount to Party A in ways permitted by the PRC laws.”

Section 1.5 of the Exclusive Option Agreement provides: “Upon exercise of the Equity Interest Purchase Option by Party A, if Party B as borrower has not fully repaid to Party A the loan under the Loan Agreement, the outstanding amount of the loan owed by Party B to Party A shall be used to make payment of the Equity Interest Purchase Price, in which case Party A shall not be required to pay any additional Equity Interest Purchase Price to Party B, and Party B’s outstanding loan shall be cancelled.”  The Parties hereby agree to amend this Section 1.5 to: “Upon exercise of the Equity Interest Purchase Option by Party A, Party A may elect to make payment of the Equity Interest Purchase Price by cancelling the outstanding amount of loan owed by Party B to Party A and outstanding Financial Support provided by Party A to Party B as requested by ChinaCache (if any), in which case Party A shall not be required to pay any additional Equity Interest Purchase Price to Party B, and Party B’s outstanding loan and Financial Support (if any) shall be cancelled.”

4.                This Supplementary Agreement is effective as of January 1, 2010.

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Supplementary Agreement as of the date first above written.

Party A: ChinaCache Network Technology (Beijing) Co., Ltd.

By:	/s/ Song Wang
Name: Song Wang
Title: Legal Representative

Party B: Xinxin Zheng

By:	/s/ Xinxin Zheng

Party C: Beijing Jingtian Technology Co., Ltd.

By:	/s/ Xinxin Zheng
Name: Xinxin Zheng
Title: Legal Representative